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                                                                    EXHIBIT 99.3

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITIES, OR DELIVERY OF AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE WITH THE ACT.

                                                             Warrant to Purchase
                                                                  100,000 Shares
                                                                 of Common Stock
                                                         Dated   August 12, 1997


                        WARRANT TO PURCHASE COMMON STOCK
                                       of
                     SANCTUARY WOODS MULTIMEDIA CORPORATION

                          Void after September 18, 1999

         This certifies that, for value received, Montgomery Securities or its registered assigns ("Holder") is entitled, subject to the terms set forth below, to purchase from SANCTUARY WOODS MULTIMEDIA CORPORATION (the "Company"), a Delaware corporation, One Hundred Thousand (100,000) shares of the Common Stock of the Company, as constituted on the date hereof (the "Warrant Issue Date"), upon surrender hereof, at the principal office of the Company referred to below, with the subscription form attached hereto duly executed, and simultaneous payment therefor in lawful money of the United States or otherwise as hereinafter provided, at the Exercise Price as set forth in Section 2 below. The number, character and Exercise Price of such shares of Common Stock are subject to adjustment as provided below.

         1. Term of Warrant. Subject to the terms and conditions set forth herein, this Warrant shall be exercisable, in whole or in part, during the term commencing on the Warrant Issue Date and ending at 5:00 p.m., Pacific Standard Time, on September 18, 1999 (the "Term"), and shall be void thereafter.

         2. Exercise Price. The Exercise Price at which this Warrant may be exercised shall be US$3.00 per share of Common Stock as adjusted from time to time pursuant to Section 10 hereof (the "Exercise Price").

         3. Exercise of Warrant.

                  (a) This Warrant is exercisable by the Holder in whole or in part, but not for less than one hundred thousand (100,000) shares at a time (or if the maximum number of shares purchasable upon exercise of this Warrant is less than 100,000, this Warrant shall be exercisable for such lesser number of shares which may then constitute the maximum number purchasable), at any time, or from time to time, during the term hereof as described in Section 1 above, by the surrender of this Warrant and the Notice


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of Exercise annexed hereto duly completed and executed on behalf of the Holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), upon payment (i) in cash or by check acceptable to the Company, (ii) by cancellation by the Holder of indebtedness of the Company to the Holder, or (iii) by a combination of (i) and (ii), of the Exercise Price multiplied by the number of shares being purchased.

                  (b) This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date and in any event within ten (10) days thereafter, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares issuable upon such exercise. In the event that this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the remaining number of shares for which this Warrant may then be exercised.

         4.       Net Issue Exercise.

                  (a) Notwithstanding any provisions herein to the contrary, if the Quoted Price (as defined in Section 4(b) hereof) of one share of the Company's Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant by payment with cash, certified or cashier's check, the Holder may elect to make a cash-free exercise of this Warrant and thereby to receive Shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise and notice of such election, in which event the Company shall issue to the Holder a number of Shares of Common Stock computed using the following formula:

                  X = Y (A-B)
                      -------
                          A

         Where            X =       the number of Shares of Common Stock to be
                                    issued to the Holder

                          Y = the gross number of Shares of Common Stock purchasable under this Warrant or, if only a portion of this Warrant is being exercised, the gross number of Shares purchased under this Warrant being canceled (at the date of such calculation)

                           A = the Quoted Price (as defined under Section 4(b) hereof) of one share of the Company's Common Stock (at the date of such calculation)

                           B = Exercise Price (as adjusted to the date of such calculation)


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                  (b) The "Quoted Price" of the Common Stock is the last
reported sales price of the Common Stock as reported by the Nasdaq National Market ("NMS"), or the primary national securities exchange on which the Common Stock is then quoted; provided, however, that if the Common Stock is neither traded on the NMS nor on a national securities exchange, the price referred to above shall be the price reflected on Nasdaq, or if the Common Stock is not then traded on Nasdaq, the price reflected in the over-the-counter market as reported by the National Quotation Bureau, Inc. or any organization performing a similar function; and provided, further, that if the Common Stock is not publicly traded, the Quoted Price of the Common Stock shall be the fair market value as determined in good faith by the Board of Directors of the Company.

         5. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional share shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

         6. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of loss, theft, or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

         7. Rights of Stockholders. Subject to Sections 8 and 10 of this Warrant, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the shares of Common Stock purchasable upon the exercise hereof (the "Warrant Shares") shall have been issued, as provided herein.

         8. Compliance with Securities Laws. This Warrant may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company).

                  (a) The Holder of this Warrant, by acceptance thereof, acknowledges that this Warrant and the shares of Common Stock to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances that will not result in a violation of any federal securities laws, including without limitation the Securities Act of 1933, as amended (the "Act"), any state securities laws

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or any applicable securities law of foreign jurisdictions, or any rules or regulations promulgated thereunder. Upon exercise of this Warrant, the Holder shall, if requested by the Company, confirm in writing in a form satisfactory to the Company, that the shares of Common Stock so purchased are being acquired solely for the Holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

                  (b) Without in any way limiting the representations set forth in (a) above, the Holder further agrees not to make any disposition of all or any portion of this Warrant or any Warrant Shares unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 7, and:

                           (i) the Holder shall have notified the Company of the
proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, the Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such securities under the Act.

                  (c) This Warrant and all shares issuable hereunder shall bear the following legends:

                           (i) "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN
REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITIES, OR DELIVERY OF AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE WITH THE ACT."

                           (ii) Any legend required by applicable state law.

         9. Reservation of Stock. The Company covenants that during the term this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of this Warrant and, from time to time, will take all steps necessary to provide sufficient reserves of shares of the Common Stock issuable upon the exercise of the Warrant. The Company further covenants that all shares that may be issued upon the exercise of rights represented by this Warrant and payment of the Exercise Price, all as set forth herein, will be free from all taxes, liens, and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

         10. Amendments and Waivers. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Holder. No waivers

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of or exceptions to any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

         11. Adjustments. The Exercise Price and the number of shares purchasable hereunder are subject to adjustment from time to time as follows:

                  (a) Reclassification, etc. If the Company at any time while this Warrant, or any portion thereof, remains outstanding and unexpired shall, by reclassification of securities or otherwise, change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 10.

                  (b) Split, Subdivision or Combination of Shares. If the Company at any time while this Warrant, or any portion hereof, remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the Exercise Price for such securities shall be proportionately decreased and the number of securities issuable upon exercise proportionately increased in the case of a split or subdivision or the Exercise Price of such securities shall be proportionately increased and the number of securities issuable upon exercise proportionately decreased in the case of a combination. If any time, while this Warrant, or any portion thereof, is outstanding and unexpired there shall be (i) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (ii) a sale or transfer of substantially all of the Company's assets to any other person, then, as a part of such merger, consolidation, sale or transfer, lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such merger, consolidation sale or transfer which a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 10; and, in any such case, appropriate adjustment (as determined by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the Holder to the end that the provisions set forth herein (including provisions with respect to changes in and other adjustments of (i) the number of shares the Holder is entitled to purchase, and (ii) the Exercise Price) shall thereafter be applicable, as nearly as possible, in relation to any shares of Common Stock or other securities or other property thereafter deliverable upon the exercise of this Warrant.

                  (c) Adjustments for Dividends in Stock or Other Securities or Property. If, while this Warrant, or any portion hereof, remains outstanding and unexpired the holders of the securities as to

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which purchase rights under this Warrant exist at the time shall have received, or, on or after the record date fixed for the determination of eligible Stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon the exercise of this Warrant, and without payment of any additional consideration thereof, the amount of such other or additional stock or other securities or property (other than cash) of the Company which such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this
Section 10.

         (d) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 10, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of this Warrant a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request, at any time, of any such holder, furnish or cause to be furnished to such holder a like certificate setting forth: (i) such adjustments and readjustments; (ii) the Exercise Price at the time in effect; and (iii) the number of shares and the amount, if any, of other property which at the time would be received upon the exercise of the Warrant.

                  (e) No Impairment. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all of the provisions of this Section 10 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of this Warrant against impairment.

         12. Successors and Assigns. The terms and provisions of this Warrant shall inure to the benefit of and be binding upon the Company and Holder and their respective permitted successors and assigns.

         13. Attorneys' Fees. If any action of law or equity is necessary to enforce or interpret the terms of this Warrant, the prevailing party shall be entitled to its reasonable attorneys' fees, costs and disbursements in addition to any other relief to which it may be entitled.

         14. Governing Law. This Warrant shall be governed by the laws of the State of California.

         15. Notices. All notices required under this Warrant and shall be deemed to have been given or made for all purposes (i) upon personal delivery,
(ii) upon confirmation receipt that the communication was successfully sent to the applicable number if sent by facsimile; (iii) one day after being sent, when sent by professional overnight courier service, or (iv) five days after posting when sent by registered or certified mail to either party hereto at the address set forth below or at such other address as either party may designate by notice pursuant to this Section 14.

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         If to the Company:      Sanctuary Woods Multimedia Corporation
                                 1825 South Grant Street
                                 San Mateo, CA  94402
                                 Attn: President

         with a copy to:         Wilson Sonsini Goodrich & Rosati
                                 650 Page Mill Road
                                 Palo Alto, CA  94304
                                 Attn:  Alisande M. Rozynko


         If to the Holder:       Montgomery Securities
                                 600 Montgomery Street
                                 22nd Floor
                                 San Francisco, CA 94111
                                 Attn:  John D. Hershey

         16. Captions. The Section and subsection headings of this Warrant are inserted for convenience only and shall not constitute a part of this Warrant in construing or interpreting any provision hereof.

IN WITNESS HEREOF, SANCTUARY WOODS MULTIMEDIA CORPORATION has caused this Warrant to be executed by its officers thereunto duly authorized.

Dated: ____________________, 1997


                                           SANCTUARY WOODS MULTIMEDIA
                                           CORPORATION


                                           By:__________________________________


                                           Title:_______________________________


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
                               NOTICE OF EXERCISE

To:  SANCTUARY WOODS MULTIMEDIA CORPORATION

         (1)      The undersigned hereby elects to:

                  Purchase __________________ shares of Common Stock of SANCTUARY WOODS MULTIMEDIA CORPORATION, pursuant to the terms of the attached Warrant and tenders herewith payment of the purchase price for such shares in full;

         (2) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment, and that the undersigned will not offer, sell, or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of any federal securities laws, including without limitation the Securities Act of 1933, as amended, any state securities laws or any applicable securities laws of foreign jurisdictions, or any rules or regulations promulgated thereunder.

                                          Montgomery Securities


                                          By:___________________________________
__________________________
[Date]
                                          Title:________________________________





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